UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2023

Gulf Coast Ultra Deep Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	001-36386	46-6448579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., as trustee
601 Travis Street, 16th Floor
Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (512) 236-6555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 1, 2023, Highlander Oil & Gas Assets LLC (“HOGA”), the operator of the onshore Highlander subject interest, notified The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) of Gulf Coast Ultra Deep Royalty Trust (the “Trust”), that the sole well producing from the Highlander subject interest experienced an operational issue on January 19, 2023, resulting in substantial amounts of water entering the well, which caused a shut in of the well before production resumed at significantly reduced levels. Following an evaluation by HOGA’s field operations team, HOGA determined that it would be necessary to commence operations to “kill” the well to control the issue. HOGA has informed the Trustee this process is ongoing, during which time the well may only operate intermittently, with significantly reduced production, or none at all. Once the kill operations are complete, there will be no production from the Highlander subject interest unless the operational issues with the well can be rectified, the well is redrilled or another well is drilled on the Highlander subject interest. HOGA is not yet able to provide any estimate as to when or if the well may be repaired or redrilled.

As disclosed in the Trust’s periodic reports filed with the Securities and Exchange Commission, the Highlander subject interest is the only prospect in which the Trust has an overriding royalty interest that has established commercial production. Accordingly, shutting in the well for an extended period of time will eliminate any production from the Highlander subject interest during such period, which will also eliminate any proceeds to which the Trust would be entitled pursuant to its overriding royalty interest during the same period. Therefore, while the well continues to produce at significantly reduced levels, the Trust may not receive income attributable to its overriding royalty interest; further, unless the operational issues with the well can be rectified, the well is redrilled or another well is drilled on the Highlander subject interest, the Trust does not expect to receive any income attributable to its overriding royalty interests and accordingly, does not expect to have any cash available to distribute to Trust unitholders in future periods.

Cautionary Statement Regarding Forward-Looking Information. This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are all statements other than statements of historical facts, such as any statements regarding future operations on and production from the Highlander subject interest, expectations regarding the repair or redrill of the well on the Highlander subject interest, the drilling of another well on the Highlander subject interest, and statements regarding the Trust’s future income from the overriding royalty interests and future distributions to Trust unitholders. Forward‑looking statements are not guarantees or assurances of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that may cause actual results to differ materially from those anticipated by the forward‑looking statements include, but are not limited to, extent of damage to the well and related equipment and the cost and timing of repairs or redrilling of the well. Other important factors that may cause actual results to differ materially include risks inherent in production of oil and gas properties, the ability of commodity purchasers to make payment, and other risk factors described in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC. The Trust's annual, quarterly and other filed reports are or will be available over the Internet at the SEC's website at http://www.sec.gov. Statements made in this Current Report on Form 8-K are qualified by the cautionary statements made in this Current Report on Form 8-K. The Trust cautions investors that it does not intend, and assumes no obligation, to update any of the statements included in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gulf Coast Ultra Deep Royalty Trust
	By:	The Bank of New York Mellon
Trust Company, N.A., as Trustee

		By:	/s/ Sarah Newell
Sarah Newell
Vice President

Date: February 7, 2023